Exhibit 99.1 Associated Banc-Corp Investor Presentation 2018 THIRD QUARTER

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. 1

OUR FRANCHISE Second Quarter 2018 $34 billion of assets1 $23 billion of loans1 Over $3 billion of equity2 $24 billion of deposits1 YTD 2Q 2018 Average Loans by Business Segment 3 Corporate and − Largest bank headquartered in Wisconsin 52% Commercial Specialty Community, Consumer, and − Approximately 4,800 employees, servicing over 46% Business 1 million customer accounts in 8 states and over 2% Other 110 communities1 Affinity Programs Contact Center Recognition5 ~40% of active personal checking accounts are affinity related4 1As of June 30, 2018 2Common equity as of June 30, 2018 3Based on assets 4Affinity debit cards as a percentage of active personal checking accounts, as of June 30, 2018 2 5J.D. Power 2017 Certified Contact Center ProgramSM recognition is based on successful completion of an audit and exceeding a customer satisfaction benchmark through a survey of recent servicing interactions. For more information, visit www.jdpower.com/ccc

ATTRACTIVE MIDWEST MARKETS

Large Population Base With a Manufacturing and Wholesale Trade-Centric Economy

Midwest holds ~20% of the U.S. population[1] and nearly 30% of all U.S. manufacturing jobs[2]


U.S. Manufacturing Jobs
Midwest ~30%
All other regions ~70%

Commercial and Business Lending
ASB Loan Composition by Industry


Manufacturing & Wholesale Trade 25%

Supporting Strong Employment Base and Healthy Consumer Credit

Several Midwestern states have unemployment rates[3] well below the national average:


2.7%
2.9%
3.1%
3.3%
3.5%
4.0%
4.3%
4.5%
4.5%
IA
WI
MN
IN
MO
U.S.
IL
OH
MI

Dark green bars denote ASB branch states

Select ASB Metro Market Unemployment Rates[4]

Madison, WI…………………	2.1%
Wausau, WI………………………	2.5%
Rochester, MN……………………	2.5%
Green Bay, WI……………………	2.6%
Minneapolis – St. Paul, MN…….	2.7%

[1]U.S. Census Bureau, Annual Estimates of the Resident Population for the United States, Regions, States, and Puerto Rico: April 1, 2010 to July 1, 2017
[2]U.S. Bureau of Labor Statistics, Manufacturing Industry Employees, seasonally adjusted, June 2018 (preliminary)
[3]U.S. Bureau of Labor Statistics, State Employment and Unemployment, seasonally adjusted, June 2018 (preliminary)
[4]U.S. Bureau of Labor Statistics, Civilian labor force and unemployment by metropolitan area, seasonally adjusted, May 2018

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LOAN GROWTH TRENDS Average Quarterly Loans Average Loan Growth1 ($ in billions) 2Q14 – 2Q18 ($ in millions) $23.0 CAGR Net growth: $927 million $20.5 $19.6 Commercial $7.7 $306 $18.2 4% real estate $16.6 Residential $7.3 $227 $7.5 mortgage General $7.2 $149 $6.5 commercial $5.7 10% Oil and gas $89 $5.0 Total $4.7 Mortgage Commercial & $84 $4.1 warehouse business loans: $4.0 + $383 million Power and $65 (+5%) $8.2 15% utilities $6.1 $7.0 $4.8 $5.4 5% $(3) REIT Home equity & $10 $1.5 $1.5 $1.4 $1.3 $1.4 other consumer 2Q 2014 2Q 2015 2Q 2016 2Q 2017 2Q 2018 Commercial & business Commercial real estate Residential mortgage Home equity & other consumer 1Growth from 1Q 2018 to 2Q 2018 4

MANAGING OUR LOAN PORTFOLIO EXPOSURE Bank Mutual Additions Period End CRE Multifamily Loans ($ in billions) The addition of Bank Mutual increased our We are moderating our Multifamily exposure... exposure to: Multifamily Loans Residential Mortgages Bank Mutual CRE Multifamily ASB CRE Multifamily Net Residential Mortgage Growth and Sales Period End CRE Retail Loans ($ in billions) ($ in billions) Bank Mutual had only a modest impact on our CRE ...and managing down growth in Mortgages Retail exposure... ...which we have also been moderating Bank Mutual residential mortgages Mortgage loan sales Bank Mutual CRE Retail ASB CRE Retail Net change in residential mortgages 5 retained on balance sheet

DEPOSIT GROWTH TRENDS Average Quarterly Deposits Quarter-end Loan to Deposit Ratio ($ in billions) 2Q14 – 2Q18 98% CAGR 96% $23.6 96% $21.5 94% 94% 6% 95% $19.6 $20.3 $5.1 $4.9 $17.2 $4.3 $5.0 91% 90% $4.7 13% 89% $4.1 $3.8 $3.3 $3.6 1Q 2Q 3Q 4Q $2.1 Historical Quarter-end Range 2014-2018 2018 $2.9 $3.4 Historical Quarter-end Range 2014-2017 $7.2 Low Cost Deposit Mix2 $9.1 $8.7 $7.3 $6.1 Checking and Savings represent nearly 50% $1.9 $1.3 $1.4 $1.4 $1.5 $2.6 $1.6 $1.6 $1.5 $1.8 30% 2Q 2014 2Q 2015 2Q 2016 2Q 2017 2Q 2018 22% 20% 8% 9% 11% Time deposits Money market Interest-bearing demand Savings Network transaction dep1. Noninterest-bearing demand 1In periods prior to 2Q 2017, network transaction deposits are primarily in money market and interest-bearing demand categories. 6 2Percentages based on second quarter 2018 average balances.

NET INTEREST INCOME AND MARGIN - QUARTERLY TRENDS Average Yields Net Interest Income & Net Interest Margin ($ in millions) 4.75% 3.69% $226 3.45% 3.26% 3.29% $2 3.29% 3.29% 3.35% 3.16% 3.23% $1 2.63% 2.56% 2.45% 2.38% 2.42% 1.08% 0.65% <$1 0.29% 0.40% 0.39% 0.83% 0.51% 0.19% 0.21% 0.31% 2Q 2014 2Q 2015 2Q 2016 2Q 2017 2Q 2018 Total commercial loans Net interest margin Total residential mortgage loans Bank Mutual prepayments and other adjustments Investments and other Other prepayments and interest recoveries1 Total interest-bearing liabilities Bank Mutual acquisition related purchase loan accretion, net Total interest-bearing deposits Net interest income net of purchased loan accretion, prepayments and interest recoveries 7 1Includes recognition of fees and costs upon repayment or refinancing other than Bank Mutual related.

NET INTEREST MARGIN WALKFORWARD AND OUTLOOK

Q1 to Q2 Net Interest Margin Walkforward

1Q 2018 Reported Net Interest Margin	2.92%
+ Net loan growth and funding composition (including Bank Mutual)	~0.06%
+ Bank Mutual purchase loan related items	
Purchased loan accretion	<0.01%
Prepayments and other adjustments	>0.01%
+ Other net changes, including securities portfolio	~0.02%
2Q 2018 Net Interest Margin	3.02%

Net Interest Margin Detail



2.79%
2.78%
2.92%
0.03%
0.06%
2.82%
3.02%
0.06%
0.06%
2.87%
9 bps
2.93%
4Q 2017
1Q 2018
2Q 2018
Net interest margin excluding purchased loan accretion, prepayments and interest recoveries
Scheduled acquisition related purchase loan accretion, net
Unscheduled acquisition prepayments and other adjustments
Other prepayments and interest recoveries
2.93%
9 bps

NIM Outlook

- Poised to benefit from future Fed rate increases
- Accretion expected to moderate over time
- Bank Mutual prepayments generally expected to moderate in the longer term, but may be unpredictable near term

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GROWING AND DIVERSIFIED BUSINESS MODEL Robust Capital Markets, Trust and ($Noninterest IN MILLIONS Income) Investments Solutions2 ($ in millions) $25 $93 $21 $19 $19 $86 $19 $82 $82 $72 2Q 2014 2Q 2015 2Q 2016 2Q 2017 2Q 2018 Strong Insurance Commissions Growth Driven by Acquisitions $75 $24 $67 $22 $66 $67 $21 $60 $20 $14 2Q 2014 2Q 2015 2Q 2016 2Q 2017 2Q 2018 2Q 2014 2Q 2015 2Q 2016 2Q 2017 2Q 2018 Fee-based revenue1 1A non-GAAP financial measure, fee-based revenue is the sum of insurance commissions and fees, service charges and deposit account fees, card-based and loan fees, trust and asset management fees, and brokerage commissions and fees. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income. 9 2Capital markets, trust and asset management fees, and brokerage commissions and fees

OVERALL EXPENSE EFFICIENCY

AUTOMATION AND CONSOLIDATIONS ARE DRIVING BETTER EFFICIENCY OVER TIME

Efficiency Drivers	Enhanced Automation	Branch Consolidations	Operational Efficiencies

Noninterest Expense

($ in millions)


$182
$213
$211
$21
$7
$75
$75
$80
$107
$118
$124
4Q 2017
1Q 2018
2Q 2018
Personnel
Acquisition rel. costs
All other noninterest expenses

Efficiency Ratio[1]


71%
67%
70%
66%
64%
65%
63%
62%
4Q 2017
1Q 2018
2Q 2018
Federal Reserve
Fully tax-equivalent
Excluding acquisition related costs

Branches and FTEs


4,865
4,693
4,367
271
237
213
4Q 2017
1Q 2018
2Q 2018
Period-end Branches
Average FTEs

[1]The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the fully tax-equivalent efficiency ratio and to the efficiency ratio excluding acquisition related costs.

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BANK MUTUAL EXPENSE DETAIL Bank Mutual account and system conversion and branch Conversion Completed consolidation completed June 24, 2018. Expected Total Acquisition Related Costs Announced Recorded Expected Costs ($ in millions) 1Q 2018 2Q 2018 3Q 2018 Total Change of control and severance $10 $7 $(1) Merger advisors and consultants $10 $4 $0 $1 - $3 $29 - $31 Facilities and other $10 $5 $2 Contract terminations $10 $5 $6 Total $40 $21 $7 2Q 2018 noninterest expense $211 million 2Q acquisition related costs ($7 million) 4Q 2018 Expected Expected Bank Mutual quarterly cost savings1 ($8 million) Noninterest Expense Run-Rate Implied noninterest expense run-rate $196 million 4Q 2018 expected noninterest expense2 $194 million - $198 million 1Based on 45% cost savings on $68 million Bank Mutual annual run-rate (4Q17 call report) 2Includes both Diversified Insurance Solutions and Anderson Insurance 11

EVOLVING DELIVERY MODEL Deposits by Digital & Remote Channels Increasing ATM, ACH and Wire Activity Increasing ATM Deposits ACH and Wire Activity 57% 35% June 2014 June 2018 Remote Deposit June 2014 June 2018 June 2014 June 2018 ATM Lockbox SnapDeposit Capture Non-branch Deposits / Total Deposits Increasing Recent and Planned Upgrades 75% 73% Corillian online banking platform 71% 72% Completed 1Q 2018 Mobile banking platform Completed 1Q 2018 18% 20% 14% 9% Commercial deposit 2Q 2015 2Q 2016 2Q 2017 2Q 2018 platform 1 2 Commercial Retail Planned 4Q 2018 12 1Remote deposit capture and lockbox products introduced in July 2014 ÷total commercial deposits 2ATM and mobile deposits ÷total retail deposits

CAPITAL STRUCTURE AND RATINGS Holding Company Capital Structure Ratings and Capital Ratios ($ in millions) Associated Banc-Corp $250 $250 Moody’s long-term……………… Baa1 $250 $250 $250 S&P long-term……...…………… BBB $250 $250 $159 $160 Common equity Tier 1 $250 $250 $250 capital ratio………….…………… 10.5% $160 $160 $160 Associated Bank, N.A. Moody’s long-term deposits……. A1 $2,474 $2,528 Expected Moody’s senior $2,130 $2,144 $2,172 unsecured bank note…………… Baa1 Expected S&P senior unsecured bank note………....… BBB+ Total capital ratio………………… 12.3% Tier 1 capital ratio…..…………… 11.2% Common equity Tier 1 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 capital ratio………………............ 10.3% Common equity Tier 1 HC subordinated notes HC Preferred equity HC senior notes 13

CAPITAL PRIORITIES 1 Funding Organic Growth 2 Paying a Competitive Dividend Quarterly Average Loans; ($ in billions) Quarterly Dividends $23.0 7% 14% $0.15 CAGR1 CAGR1 $20.5 $0.12 $19.6 $0.11 $0.10 $17.8 $18.2 $0.09 2Q 2014 2Q 2015 2Q 2016 2Q 2017 2Q 2018 2Q 2014 2Q 2015 2Q 2016 2Q 2017 2Q 2018 3 Non-Organic Growth Opportunities 4 Share Repurchases Cumulative Common Share Repurchases2 ($ in millions) $622 $532 $552 $552 Completed June 2018 Completed Feb. 2018 $249 Completed March 2018 Completed Oct. 2017 2Q 2014 2Q 2015 2Q 2016 2Q 2017 2Q 2018 1Growth from 2Q 2014 to 2Q 2018 14 2Since March 31, 2012

EXPANDING BOTTOM LINE Per Share Data Dividends Total Shareholder Return 1 $0.53 +25%2 220 $0.03 $0.15 $0.12 $0.50 $0.36 180 2Q 2017 2Q 2018 2Q 2017 2Q 2018 Acquisition related costs GAAP earnings per share Total Shareholder Return on Average Return Common Equity 140 As of July 20, 2018 15.0% 87% 11.1% 100 49% 9.8% 7.4% Associated Banc-Corp S&P 500 Index S&P 400 Regional Banks Sub-Industry Index Three Years Five Years 2Q 2017 2Q 2018 Return on average tangible equity3 Return on average common equity 1Earnings per share, excluding acquisition related costs is a non-GAAP financial measure. Refer to the appendix for a reconciliation of non-GAAP measures 15 2Growth from 2Q 2017 to 2Q 2018 3Return on average tangible equity is a non-GAAP financial measure. Refer to the appendix for a reconciliation of non-GAAP measures

2018 OUTLOOK

This outlook reflects a stable to improving economy and includes our expectation of additional rate increases in 2018. We may adjust our outlook if, and when, we have more clarity on any one, or more, of these factors.

Balance Sheet Management

- 1%-2% quarterly loan growth for the remainder of 2018
- Improving year over year NIM trend
- Maintain loan to deposit ratio under 100%

Expense Management

- Approximately $825M noninterest expense[1]
- Effective tax rate:
  - ~22% for 3Q and 4Q 2018
  - ~20% for full year 2018

Fee Businesses

- Improving year over year fee-based revenues
- Approximately $365M - $370M full year noninterest income

Capital & Credit Management

- Continue to follow stated corporate priorities for capital deployment
- Provision expected to adjust with changes to risk grade, other indications of credit quality, and loan volume

[1]Including Diversified Insurance Solutions and Anderson Insurance acquisitions, and all costs related to Bank Mutual.

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APPENDIX

KEY HIGHLIGHTS . Largest bank headquartered in Wisconsin1 with $34 billion in assets2 Franchise . Efficiency-focused business model leading to improving ROATCE Overview . Midwest branch footprint in WI, IL and MN with more than 1 million customer accounts2 . Well diversified loan portfolio and low-cost funding profile with 81% of Strong, funding from deposits2 high-quality . Strong CET1 ratio, well in excess of regulatory minimums2 balance sheet . Disciplined management of credit risk with continuously improving trends . Dynamic liquidity / concentration management process, current LCR ~130%2 Delivering . Proven organic growth while expanding the bottom line for all . Driving efficiency through branch optimization and technical innovation stakeholders . Experienced management team committed to delivering top-tier through-the- cycle performance 1Based on assets 18 2As of June 30, 2018

OVERALL FUNDING COMPOSITION Quarterly Trends1 ($ in billions) $29.2 $29.4 . 2Q 2018 managed $26.5 $26.9 $26.3 run-off of acquired $4.5 $4.8 deposits and $3.2 $3.5 $3.2 network deposits . Cumulative deposit beta of 28% since rates started increasing2 $23.8 $23.8 $21.6 $22.3 $22.8 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 ST Borrowings LT Borrowings Deposits FHLB advances (<$1 billion) ($0.5 billion) 1Based on period-end balances. 2Calculated as the change in total deposit costs divided by the change in the fed funds target rate from September 30, 2015 through June 30, 2018. 19

STRONG CAPITAL BASE Regulatory Capital Levels CET1 Preferred & other Tier 1 ALLL & other Tier 2 13.4% 13.4% 13.0% 13.0% 13.2% 2.3% 2.2% 2.4% 2.4% 2.4% 0.7% 0.7% 0.7% 0.7% 0.7% 9.9% 9.9% 10.1% 10.5% 10.5% 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 Bank Level Ratios CET1 Capital 10.0% 10.0% 10.1% 10.3% 10.3% Tier 1 Capital 10.9% 11.0% 11.0% 11.2% 11.2% Total Capital 12.1% 12.2% 12.2% 12.5% 12.3% 20

EXPANDING BOTTOM LINE Net Interest Margin Noninterest Income Efficiency Ratio2 ($ in millions) • Expanding margins • Growing fee-based revenue • Disciplined expense management 3.02% $92.8 65.2% 0.09%1 $82.4 62.3% 2.83% 2.93% 2Q 2017 2Q 2018 2Q 2017 2Q 2018 2Q 2017 2Q 2018 ROAA ROACE ROATCE3 15.0% 1.07% 9.8% 0.80% 7.4% 11.1% 2Q 2017 2Q 2018 2Q 2017 2Q 2018 2Q 2017 2Q 2018 1Represents impact from prepayments and interest recoveries. 2Represents the fully tax-equivalent efficiency ratio, excluding acquisition related costs. This is a non-GAAP financial measure. Refer to the appendix for a reconciliation of non-GAAP measures. 21 3Return on average tangible common equity is a non-GAAP financial measure. Refer to the appendix for a reconciliation of non-GAAP measures.

CREDIT QUALITY – QUARTERLY TRENDS ($ IN MILLIONS) Potential Problem Loans Nonaccrual Loans $282 $263 $259 $232 $40 $242 $37 $39 $211 $209 $209 $204 $177 $34 $114 $69 $45 $40 $92 $77 $226 $220 $242 $208 $159 $137 $118 $119 $132 $140 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 Oil and Gas All other Loans Oil and Gas All other Loans Net Charge Offs (Recoveries) Allowance for Loan Losses / Loans $13 5.4% 5.2% $11 $11 4.5% $9 $8 2.9% $12 $8 $4 2.5% $11 $7 1.4% 1.3% 1.3% 1.1% 1.1% $5 $3 $1 $1 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 Oil and Gas All other Loans Oil and Gas1 All Loans 22 1Allowance for oil and gas loan losses / oil and gas loans

LOANS STRATIFICATION OUTSTANDINGS AS OF JUNE 30, 2018 C&BL by Geography Total Loans1 CRE by Geography $8.0 billion $5.5 billion Minnesota 6% Illinois Illinois 16% 3 Illinois 24% 14% Texas Minnesota 10% 13% Other Minnesota Wisconsin Wisconsin Wisconsin Midwest2 11% 31% Other 29% 33% 11% Midwest2 Other 23% Midwest2 Other 13% Other 30% Other 13% 14% Texas3 4% Texas 4% C&BL by Industry Oil and Gas Lending4 CRE by Property Type $8.0 billion $682 million $5.5 billion Power & Utilities South Texas & Eagle East Texas 15% North Retail Real Estate Ford 20% 12% 18% Louisiana Manufacturing & Arkansas Wholesale Trade 18% Multi-Family Office / Mixed 25% Oil & Gas Permian 34% Use 9% 21% 19% Rockies 16% Other Finance & Insurance 10% Industrial 11% 11% Bakken Marcellus 3% Utica Appalachia Other Gulf Coast 1-4 Family 7% 5% 2% Mid- Construction 1Excludes $0.4 billion Other consumer portfolio Other Continent Hotel / Motel 6% 2Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa Gulf Shallow (Onshore (primarily 5% 3Principally reflects the oil and gas portfolio 4% Lower 48) OK & KS) 23 4% 4Chart based on commitments of ~$1.1 billion 8%

HIGH QUALITY SECURITIES ($ IN BILLIONS) Portfolio Detail as of June 30, 2018 Portfolio Balance and Yield Trends Amortized Fair Duration $7.02 $7.4$7.5$7.6$7.7 5.00% Investment Type Cost Value (Yrs) $6.9$7.0$7.1$7.2$7.3$7.4 $6.5$6.6$6.7$6.8$6.9 $5.76 $5.94 $6.08 $5.93 GNMA CMBS $1.92 $1.86 2.93 $6.1$6.2$6.3$6.4$6.5 $5.7$5.8$5.9$6.0$6.1 4.00% $5.2$5.3$5.4$5.5$5.6 GNMA MBS & CMOs 2.66 2.59 4.35 $4.8$4.9$5.0$5.1$5.2 $4.3$4.4$4.5$4.6$4.7 Agency & Other MBS & CMOs $3.9$4.0$4.1$4.2$4.3 0.50 0.49 2.89 $3.5$3.6$3.7$3.8$3.9 2.63% 2.49% 2.41% 2.52% 3.00% $3.0$3.1$3.2$3.3$3.4 2.44% Municipals 1.59 1.58 6.57 $2.6$2.7$2.8$2.9$3.0 $2.2$2.3$2.4$2.5$2.6 $1.7$1.8$1.9$2.0$2.1 2.00% FFELP ABS 0.30 0.30 0.17 $1.3$1.4$1.5$1.6$1.7 $0.8$0.9$1.0$1.1$1.2 1 $0.4$0.5$0.6$0.7$0.8 Other 0.01 0.01 1.59 $0.0$0.1$0.2$0.3$0.4 $- 1.00% Strategic Portfolio $6.98 $6.82 4.18 2Q 2014 2Q 2015 2Q 2016 2Q 2017 2Q 2018 Membership Stock 0.25 0.25 Average Balance Average Yield Total Portfolio $7.23 $7.07 Fair Value Composition Portfolio Risk Weighting Profile <1% <1% Other2 GNMA MBS Municipals 4% 22% 0% Other MBS 67% 7% 72% Risk Weighted GNMA CMOs 32% Other CMOs <1% 20% ABS 4% 28% 34% Risk Weighted GNMA CMBS 26% Other 4% June 2017 June 2018 1Includes Corporate, Treasury, and all other 24 2Includes unrealized losses

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Efficiency Ratio	2Q 2014	2Q 2015	2Q 2016	2Q 2017	2Q 2018
Federal Reserve efficiency ratio	69.70%	70.23%	69.34%	66.69%	65.77%
Fully tax-equivalent adjustment	(1.32)	(1.35)	(1.36)	(1.30)	(0.65)
Other intangible amortization	(0.41)	(0.35)	(0.21)	(0.18)	(0.68)
Fully tax-equivalent efficiency ratio	67.97%	68.53%	67.77%	65.21%	64.45%
Acquisition related costs adjustment					(2.19)%
Fully tax-equivalent efficiency ratio, excluding acquisition related costs	67.97%	68.53%	67.77%	65.21%	62.26%

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources.

Fee-based Revenue ($ millions)	2Q 2014	2Q 2015	2Q 2016	2Q 2017	2Q 2018
Insurance commissions and fees	$14	$20	$22	$21	$24
Service charges and deposit account fees	17	16	16	16	16
Card-based and loan fees	13	14	13	14	14
Trust and asset management fees	12	13	12	12	13
Brokerage commissions and fees	5	4	4	4	7
Fee-based revenue	$60	$66	$67	$67	$75
Other	12	20	15	15	18
Total noninterest income	$72	$86	$82	$82	$93

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RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Average Tangible Common Equity Reconciliation ($ in millions)	2Q 2017	2Q 2018
Average common equity	$3,005	$3,561
Average goodwill and other intangible assets, net	(987)	(1,236)
Average tangible common equity	2,018	2,325

Acquisition Related Costs ($ in millions, except per share data)	YTD 2018	YTD 2018 per share data[2]	2Q 2018	2Q 2018 per share data[2]	1Q 2018	1Q 2018 per share data[2]
GAAP earnings	$154	$0.90	$87	$0.50	$67	$0.40
Change of control and severance	7		(1)		7	
Merger advisors and consultants	4		-		4	
Facilities and other	7		2		5	
Contract terminations	10		6		5	
Total acquisition related costs	$28		$7		$21	
Less: Additional tax expense	$6		$1		$5	
Earnings, excluding acquisition related costs[1]	$176	$1.03	$93	$0.53	$83	$0.50

[1]This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations and enhance comparability of results with prior periods

[2] Earnings and per share data presented after tax

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